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                                                                     EXHIBIT 4.3

INCORPORATED UNDER THE LAWS                               OF THE STATE OF NEVADA

     --------------                                           --------------
         NUMBER                                                   SHARES

     --------------                                           --------------

        SPECIMEN

                       U.S. DIGITAL COMMUNICATIONS, INC.
    Authorized Capital Stock: 60,000,000 Shares - Par Value $0.01 Per Share
50,000,000 Shares Common Stock             10,000,000 Shares Preferred Stock
                                        --------------------------------------
                                         3,000 Shares Series B Preferred Stock

                                   SERIES B

This Certifies that _________________________________________ is the registered holder of _____________________________ Shares of Series B Preferred Stock transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal hereunto affixed.

     this _______ day                           of _________________ A.D. ______

      /s/ Hugh Jencks                                /s/ Robert J. Wussler
-----------------------------                   --------------------------------
                    SECRETARY                                         PRESIDENT
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                              NOTICE  THE SIGNATURE OF THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

FOR VALUE RECEIVED ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
___________________

_____________________________________________________________________
  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________

__________________________________________________ SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT ____________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________________    ____

IN PRESENCE OF _______________________ ) ____________________________
                                       )
______________________________________ ) ____________________________





"The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or an opinion of counsel, reasonable satisfactory to the Company, that the sale or transfer is pursuant to an exemption to the registration requirements of those securities laws."